Exhibit 10.4

December 16, 2020

AerSale Corp.
121 Alhambra Plaza, Suite 1700,
Coral Gables, Florida 33134

Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard,
Suite 2000
Los Angeles, CA 90025

Ladies and Gentlemen:

Monocle Acquisition Corporation, a Delaware corporation (“Monocle”), Monocle Holdings Inc., a Delaware corporation (“NewCo”), Monocle Merger Sub 1 Inc., a Delaware corporation, Monocle Merger Sub 2 LLC, a Delaware limited liability company, AerSale Corp., a Delaware corporation, and Leonard Green & Partners, L.P., a Delaware limited partnership, solely in its capacity as the initial Holder Representative, are parties to the Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Amended and Restated Merger Agreement”). The transactions contemplated in the Amended and Restated Merger Agreement are referred to herein as the “Business Combination.”

In connection with the closing of the Business Combination (the “Closing”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to the Amended and Restated Merger Agreement agree as follows:

In addition to the Earnout Shares, upon the occurrence of each of the Minimum Target and the Maximum Target for any period of twenty (20) trading days out of thirty (30) consecutive trading days, an additional 25,000 shares of NewCo’s common stock, par value $0.0001 per share (“NewCo Common Stock”), shall be issued to each of Enarey, LP, a Nevada limited partnership (“Enarey”), and ThoughtValley Limited Partnership, a Nevada limited partnership (“ThoughtValley”). The maximum number of additional shares to be issued to each of Enarey and ThoughtValley are 50,000 shares of NewCo Common Stock, or 100,000 shares of NewCo Common Stock in the aggregate.

[Signature on the following page]

Very truly yours,

MONOCLE ACQUISITION CORPORATION

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President and Chief Executive Officer

MONOCLE HOLDINGS INC.

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President

MONOCLE MERGER SUB 1 INC.

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President

MONOCLE MERGER SUB 2 LLC

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President

[Signature Page to Letter Agreement]

Acknowledged and agreed:

AERSALE CORP.

By:	/s/ Nicolas Finazzo
Name: Nicolas Finazzo
Title: President

LEONARD GREEN & PARTNERS, L.P.,
solely in its capacity as the Holder Representative

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: Senior Vice President

[Signature Page to Letter Agreement]